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                    INTERNATIONAL PLASTIC TECHNOLOGIES, INC.
                             STOCKHOLDERS' AGREEMENT

         STOCKHOLDERS' AGREEMENT, dated as of the day immediately preceding the effective date of the initial public offering of the Company, by and among David
L. Kassel ("Kassel"), residing at 145 West 67th Street, Apt. 40D, New York, New York 10023, Harry Goodman ("Goodman"), residing at 24 Ardsley Place, Rockville Centre, New York 11570, Andrew Franzone ("Franzone"), residing at Box 651, Strathmore Court, Remsenburg, New York 11960 and International Plastic Technologies, Inc., a Delaware corporation with its principal place of business at 320 Broad Hollow Road, Farmingdale, New York 11735 (the "Company"). All of the parties to this Agreement are collectively referred to as the Parties. Kassel, Goodman and Franzone are collectively referred to as the "Stockholders" and individually as a "Stockholder".

         WHEREAS, the Stockholders and the Company wish to provide for various matters affecting the interests of the Stockholders as stockholders of the Company and enter into this Agreement in order to effectuate such purpose; and

         WHEREAS, each Stockholder is the owner of common stock of the Company, par value $.001 per share (the "Common Stock");

         WHEREAS, each of the Stockholders owns the number of shares of Common Stock set forth in Schedule "A" to this Agreement; and

         WHEREAS, all shares of Common Stock of the Company now held by a Stockholder or any Permitted Transferee (as defined in Section 3)(collectively, the "Stockholders Shares") shall be subject to this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and the terms and conditions set forth in this Agreement, the Parties hereto agree as follows:

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         1.       Representations and Warranties.
                  Each of the Stockholders represents and warrants that:

         (a) Ownership of Common Stock. He owns the number of shares of Common Stock ascribed to him in Schedule "A" to this Agreement.

         (b) Authorization. He has full right, power and authority to execute this Agreement and to perform fully the obligations hereunder; he has duly executed and delivered this Agreement, and this Agreement constitutes his legal, valid and binding obligation, enforceable against him in accordance with its terms.

         (c) Conflicts. This Agreement does not and will not conflict with or result in the breach of any term or provision of, or constitute a default under any agreement or instrument to which he is a party or by which he is bound, or any law, rule, regulation, order, judgment or decree of any court or governmental authority applicable to him.


         (d) Consents. Except as expressly contemplated by this Agreement, no consent, approval, authorization, registration, declaration or filing with any governmental authority is required to be obtained or made in connection with the execution, delivery or performance of this Agreement.

         2.       General Restrictions on Disposition of Common Stock.
         (a) None of the Stockholders nor any of their successors in interest shall, directly or indirectly, sell, transfer, assign, pledge, option, mortgage, hypothecate or otherwise dispose of or encumber any Stockholder Shares (including, without limitation, transfers to any other Stockholder, dispositions by gift, or other dispositions by operation of law), all of which acts shall be deemed included in the term "transfer" as used in this Agreement, unless:

                  (i) such transfer is made in accordance with the provisions of Sections 3 and

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4 of this Agreement;

                  (ii) such transferee agrees to be bound by this Agreement as if named as a Stockholder herein, executes a counterpart hereof and executes such further documents as may be necessary, in the opinion of the Company, to make it a party hereto; and

                  (iii) such transfer is made pursuant to either (A) an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or (B) an available exemption from the registration requirements of the Securities Act and applicable state securities laws and, prior to any such transfer, the person proposing the transfer provides to the Company a written opinion of legal counsel which is reasonably satisfactory in form and substance to the Company and its counsel to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws.

         (b) Improper Transfer Ineffective. Any purported transfer of Stockholder Shares in violation of this Agreement shall be null and void and the Company shall refuse to recognize any such transfer for any purpose and shall not reflect in its records any change in ownership of Stockholder Shares pursuant to any such purported transfer.

         3. Certain Permitted Transfers. The Company acknowledges that any of the following transfers of Stockholder Shares by a Stockholder are subject only to the restrictions contained in Sections 2(a)(ii) through 2(a)(iii) hereof (and each of the persons or entities to whom a transfer is made pursuant to this
Section 3 is herein called a "Permitted Transferee"):

         (a) a transfer upon or consequent to the death of a Stockholder or a Permitted Transferee to the executors, administrators, personal representatives, testamentary trustees, legatees or beneficiaries of a Stockholder or a Stockholder's Permitted Transferee;


                                       -3-

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         (b) a transfer made to a Stockholder's spouse, parent or issue or a
Stockholder's Permitted Transferee, or to a trust, all of the beneficiaries of which, or to a corporation, all of the stockholders of which include only a Stockholder or a Stockholder's spouse, parents or issue or a Stockholder's Permitted Transferee, or a trust for the sole benefit of one or more of the foregoing;

         (c) in the case of a Stockholder or a Stockholder's Permitted Transferee which is a corporation, a transfer to an Affiliate (as hereinafter defined) of such corporation; and, in the case in which a Stockholder or Permitted Transferee is a trust, a transfer to any other trust or entity which is controlled by the currently existing trustee of such trust and, in the case of a grantor trust, to such grantor or his issue; provided, however, that, if a transferee specified in this paragraph (c) ceases to be controlled by the designated partner, trustee or grantor, or ceases to be owned by the transferor corporation, Stockholder's Shares held by the transferee shall either be transferred back to the Stockholder or to another Permitted Transferee; and

         (d) a transfer by a Permitted Transferee of a Stockholder to a Stockholder or to any other Stockholder's Permitted Transferee.

         For purposes of this Section 3, "Affiliate" shall mean with respect to a Stockholder, any Person (as hereinafter defined) that, directly or indirectly controls, or is controlled by, or is under common control with a Stockholder. For purposes of this Section 3, "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust or unincorporated organization.

         4.       Purchase Upon A Stockholder's Death.
         In the event of the death of any Stockholder, the deceased Stockholder's estate may take the following actions with respect to the Stockholder's Shares owned by the Stockholder at the time of his death:

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         (a) Immediately upon the Stockholder's death, cause the Company to redeem 250,000 shares of the Stockholder's Shares for $500,000, payable [in lump sum]. (the "Initial Redemption")

         (b) For each three (3) months' period after the Initial Redemption, the estate of the deceased Stockholder may sell a number a number of shares of the Stockholder's Shares in accordance with Rule 144 of the Securities Act of 1933, as amended; provided, however that in no event shall the estate of a deceased Stockholder be permitted to sell more than 25,000 shares of the Stockholder's Shares within any three month period.

         5.       Incidental Registration Rights.

         (a) If the Company at any time proposes to register any shares of Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), by registration on Forms SB-1, SB-2 or any successor or similar form(s), whether or not for sale for its own account (other than registrations of securities in connection with an employee benefit plan, Company stock option or dividend reinvestment plan or in connection with the acquisition of assets or shares of or merger or consolidation with another corporation), and the registration form to be used may also be used for the registration of shares of Stockholder Shares (an "Incidental Registration"), the Company shall each such time notify the Stockholders at least 30 days prior to the filing of any registration statement with respect thereto. Upon the receipt of a written request of any Stockholder made within 10 days after such notice (which request shall specify the Common Stock intended to be disposed of by each holder and the intended method of disposition thereof), the Company will use its best efforts, subject to the limitations set forth below, to include in such registration all such Stockholder Shares with respect to which the Company has received a written request for inclusion by any Stockholder, provided that the Company shall not be obligated to register in an Incidental Registration Stockholder Shares constituting less than five percent (5 %) of the total number of shares of Common Stock then outstanding, unless the Company shall be registering all of the shares of Common Stock held by such Stockholder. Each request shall also contain an undertaking from the Stockholders to provide all information and

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material and to take all actions as may be required by the Company in order to permit the Company to comply with all applicable federal and state securities laws. For the purposes of this subsection (a), "best efforts" shall not require the Company to reduce the amount or sale price of the securities it proposes to register.

         (b) Each selling Stockholder shall pay all sales commissions or other similar selling charges with respect to Stockholder Shares sold by such Stockholder pursuant to a registration. The Company shall pay all registration and filing fees, fees and expenses for compliance with federal and state securities laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel and accountants for the Company and fees and expenses of one counsel for all selling Stockholders in connection with an Incidental Registration, to be selected by the selling Stockholders holding a majority of the Stockholder Shares to be sold in such registration, unless the applicable state securities laws require that stockholders whose securities are being registered pay their pro rata share of such fees, expenses and disbursements, in which case each Stockholder participating in the registration shall pay its pro rata share of all such fees, expenses and disbursements based on his pro rata share of the total number of shares being registered.

         (c) If an Incidental Registration is an underwritten registration, only shares of Common Stock which are to be distributed by the underwriters may be included in the registration. If the managing underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering or will have a material adverse effect on the price of the shares of

Common Stock to be sold, the Company will include in such registration (i) first, the shares of Common Stock which the Company proposes to register and shares of Common Stock of any other holders of shares of Common Stock or options, warrants or other securities convertible into Common Stock who are entitled to incidental registration rights prior to those which the Stockholders propose to register, allocated among the Company and such holders in accordance with any agreement among the Company and such holders; and (ii) second, Stockholder Shares which the Stockholders propose to register and shares of Common Stock any

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other holders of shares of Common Stock or options, warrants or other securities convertible into Common Stock who are entitled to incidental registration rights on a par with that which the Stockholders propose to register, in proportion to the number of shares of Common Stock such Stockholders and other holders propose to include in the Incidental Registration. The managing underwriters for a registration pursuant to this Section shall be chosen by the Company.

         (d) Notwithstanding the foregoing, if at any time after giving written notice to the Stockholders of its intention to register any shares of Common Stock pursuant to subsection (a) of this Section 5 and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Stockholder and thereupon shall be relieved of its obligation to register any Stockholder Shares in connection with such registration (but not from its obligation to pay certain expenses in connection therewith as provided in subsection (b) above).

         (e) The Company may suspend its obligation to register Stockholder Shares pursuant to this Section 5 if, in the opinion of counsel to the Company, the Stockholder Shares proposed to be sold pursuant to this Section 5 can be sold in the same volume and manner as they are proposed to be sold by such Stockholder in a transaction exempt from registration pursuant to the Securities Act and similar state securities laws.

         (f) Each Stockholder agrees not to sell or offer for sale any of his Stockholder Shares within seven (7) days prior to or ninety (90) days after the effective date of any registration (except as part of such registration).

         6.       Registration Upon Request.
         (a) Request for Registration. At any time after the Company has completed an initial public offering of common stock and warrants (the "IPO") and shall no longer be restricted from commencing a second registration pursuant to applicable law, one or more Stockholders holding

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in the aggregate at least 7% of the shares of outstanding Common Stock (each an

"Initiating Holder") may request in writing that the Company effect pursuant to this Section 6 the registration of any of such Initiating Holders' Stockholder Shares under the Securities Act (a "Demand Registration"). The Initiating Holder's request shall specify the Stockholder Shares requested to be registered, the proposed amounts thereof, and the intended method of disposition by such Initiating Holders. Upon receipt of the initiating Holder's written request, the Company shall promptly give written notice of such requested registration to all Stockholders, and thereupon the Company will, as expeditiously as reasonably possible, use its best efforts to effect the registration of: (i) the Stockholder Shares which the Company has been so requested to register by the Initiating Holder, for disposition in accordance with the intended method of disposition stated in such request, and (ii) all other Stockholder Shares owned by Stockholders, the holders of which shall have made a written request to the Company for registration thereof (which request shall specify the Stockholder Shares requested to be registered, the proposed amounts thereof and the intended method of disposition by such Stockholder) within thirty (30) days after the receipt of such written notice from the Company, all to the extent requisite to permit the disposition by the holders of the securities constituting Stockholder Shares so to be registered, provided that the Company shall not be required to effect any registration pursuant to this Section 6 if it is a registration with respect to which the Company is not required to pay expenses pursuant to Section 6(b)(i) unless the Company shall have received assurances satisfactory to it that the Initiating Holder will bear the expenses of registration.

         (b) Limitations on Registrations. The registration rights granted to the Initiating Holders pursuant to this Section 6 are subject to the following limitations:

                  (i) Each selling Stockholder shall pay all sales commissions or other similar selling charges with respect to his Stockholder Shares sold pursuant to a registration. In connection with one Demand Registration pursuant to this Section 6, at the request of the Initiating Holder, the Company shall pay all registration and filing fees, fees and expenses of compliance with federal

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                           and state securities laws, printing expenses,
                           messenger and delivery expenses, fees and disbursements of counsel and accountants for the Company and fees and expenses of one counsel, selected by the selling Stockholders holding a majority of the Stockholder Shares to be sold in such registration, for all selling Stockholders in connection with a Demand Registration, unless the applicable state securities laws require that stockholders whose securities are being registered pay their pro rata share of such fees, expenses and disbursements, in which case each Stockholder participating in the registration shall pay his pro rata share of all such fees, expenses and disbursements based on his pro rata share of the total number of shares being registered. In all other instances, the selling Stockholders shall pay all expenses of a Demand Registration.

                  (ii) Initiating Holders holding a majority of the shares of Common Stock held by all Initiating Holders shall determine (A) whether such Demand Registration shall be the one Demand Registration in which the Company pays expenses pursuant to clause (i) of this section,
                           (B) the method of distribution of the securities to be registered and (C) if an underwritten offering, shall select the managing underwriter of such offering;

                  (iii) the Company shall be entitled to postpone for a reasonable time not exceeding one hundred twenty
                           (120) days the filing of any registration statement under this Section 6 if, at the time it receives a request for a Demand Registration pursuant thereto, the Board of Directors of the Company shall determine in good faith that such offering will interfere with a pending financing, merger, sale of assets, recapitalization or other corporate action which the Company is actively pursuing and is material to the business of the Company; and

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                  (iv)     a Registration Statement that does not become
                           effective or does not remain effective for the period specified in Section 7(b) shall be deemed not to constitute a Registration Statement filed pursuant to this Section 6, provided that, if such Registration Statement does not become effective or -------- does not remain effective for such period solely by reason of the Initiating Holders' refusal to proceed, it shall be deemed to constitute a Registration Statement filed pursuant to this Section 6, unless the Initiating Holders shall have elected to pay all expenses in connection with such registration as aforesaid.

         (c) If any registration pursuant to this Section 6 involves an underwritten offering and the managing underwriter requests that the participants in such offering grant the underwriters an over-allotment or "green shoe" option for the purpose of covering over-allotments that may be made by the underwriters in connection with such offering, then a percentage of the shares proposed to be sold by each selling Stockholder, which portion shall not exceed the maximum amount then permitted by the rules of the National Association of

Securities Dealers, Inc. and shall equal the percentage of the shares proposed to be sold by other sellers in the offering that is applied to the same purpose, shall be made subject to such over-allotment option, unless otherwise agreed in the underwriting agreement relating thereto. Each of the Initiating Holders and the other sellers may withdraw from any Demand Registration pursuant to this
Section 6 by giving written notice to the Company, the managing underwriter, if any, and the other Stockholders prior to the effective date of such Registration Statement.

         (d) The Company may suspend its obligation to register shares of Common Stock by a Stockholder pursuant to this Section 6 if, in the opinion of counsel to the Company, the shares of Common Stock proposed to be sold by such Stockholder pursuant to this Section 6 can be sold in the same volume and manner as they are proposed to be sold by such Stockholder in a transaction exempt from registration pursuant to the Securities Act, as amended, and similar state securities laws.

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         (e) Each Stockholder agrees not to sell or offer for sale any of such
Stockholder's shares of Common Stock within seven (7) days prior to or ninety
(90) days after the effective date of any registration (except as part of such registration).

         7. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Stockholder Shares under the Securities Act as provided in this Agreement, the Company will promptly:

         (a) prepare and file with the Securities Exchange Commission (the "SEC") a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become effective;

         (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement, but in no event for a period of more than four (4) months after such Registration Statement becomes effective;

         (c) furnish to counsel (if any) selected by the selling Stockholders holding a majority of the Stockholder Shares to be sold in such registration, copies of all documents proposed to be filed with the SEC in connection with such registration, which documents will be subject to the review of such counsel prior to filing with the SEC;

         (d) furnish to each seller of securities such number of conformed copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits, except that the Company shall not be obligated to furnish any seller of securities

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with more than 2 copies of such exhibits), such number of copies of the prospectus comprised in such Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the securities owned by such seller;

         (e) use its best efforts to register or qualify such securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as may apply, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to consent to general service of process in any such jurisdiction;

         (f) in connection with an underwritten offering only, furnish to each seller copies of: (i) an opinion of counsel for the Company, dated the effective date of the Registration Statement, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the Registration Statement, each covering substantially the same matters with respect to the Registration Statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountant's letters delivered to the underwriters in underwritten public offerings of securities;

         (g) notify each seller of any such securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, or the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein

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not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (h) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act; and use its best efforts to list such securities on any securities exchange on which the Common Stock is then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar (which, in each case, may be the Company) for such Stockholder Shares not later than the effective date of such registration statement.

         The Company may require each seller of any securities as to which any registration is being affected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith.

         Each Stockholder hereby agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7(g), such holder will promptly discontinue such holder's disposition of Stockholder Shares pursuant to the Registration Statement covering such Stockholder Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(g), and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Stockholder Shares current at the time of receipt of such notice. In the event the Company shall give such notice, the period mentioned in Section 7(b) shall be extended by the number of days during the period from and including the date when each seller of any Stockholder Shares covered by such Registration Statement shall have received the notice of the event of the kind described in Section 7(g) to but not including the date when each such seller receives copies of the supplemented or amended prospectus contemplated by
Section 7(g).

         8.       Indemnification.
         (a) Indemnification by the Company. In the event of any registration of any Stockholder Shares under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any Registration Statement filed pursuant to Section 5 or 6 hereof, each Stockholder, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Stockholder Shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse each Stockholder for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Stockholder specifically stating that it is for use in the preparation thereof. Such

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

indemnity shall remain in full force regardless of any investigation made by or on behalf of a Stockholder.

         (b) Indemnification by Selling Stockholders. As a condition to including any Stockholder Shares in any Registration Statement, the Company shall have received an undertaking satisfactory to it from each Stockholder so including his Stockholder Shares in such Registration Statement, to indemnify and hold harmless ( in the same manner and to the same extent as set forth in subdivision (a) of this Section 8) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Stockholder specifically stating that it is for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of a Stockholder under this
Section 8(b) shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, or controlling Person and shall survive the transfer of such securities by a Stockholder.

         (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 8, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgement a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent (which consent shall not be unreasonably withheld). No indemnifying party shall, without the consent of the indemnified party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d) Contribution. If the indemnification provided for in this Section 8 shall for any reason be held by a court to be unavailable to an indemnified party under paragraph (a) or (b) hereof in respect of any loss, claim, damage, or liability, or any action or proceeding in respect thereof, then, in lieu of the amount paid or payable under subparagraph (a) or (b) hereof, the indemnified party and the indemnifying party under subparagraph (a) or (b) hereof shall contribute to the aggregate losses, claims, damages, and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the Stockholders covered by the Registration Statement which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statement or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable consideration, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the offering of the securities covered by such Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

         (e) Other Indemnification. Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 8 (with appropriate modifications) shall be given by the Company and the Stockholders proposing to offer and sell Stockholder Shares with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

         (f) Indemnification Payments. The indemnification and contribution required by this Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage, or liability is incurred.

         (g) Additional Rights. Any indemnification agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

         9.       Books, Records and Reports.
         Within one hundred twenty (120) days of the end of each fiscal year, the Company shall mail to each of the Stockholders a report setting forth an audited balance sheet at the end of such fiscal year and audited statements of income and source and use of funds for such fiscal year of the Company, and any other information the Company deems necessary or desirable. If requested by a Stockholder, the Company will furnish quarterly financial statements to such Stockholder as soon as they become available.

         10.      Stock Certificate Legend.
         A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing Stockholder Shares shall bear upon its face substantially the following legend, in addition to any other legends that may be required:

         (i) THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, ("THE SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT, AND ANY
                  APPLICABLE STATE SECURITIES LAWS OR UNLESS IN THE OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, SUCH SALE OR TRANSFER
                  IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE
                  WITH THE SECURITIES ACT.

         (ii) THE SALE, TRANSFER OR ENCUMBRANCE OF THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE IS RESTRICTED AND SUBJECT TO THE TERMS OF A STOCKHOLDERS' AGREEMENT, DATED AS OF THE DAY IMMEDIATELY PRECEDING THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMPANY, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE COMPANY.


The certificate representing Stockholder Shares for sale pursuant to an effective Registration Statement under the Securities Act or pursuant to Rule 144 (to the extent permitted hereby) shall be replaced, at the expense of the Company, with certificates without the legend required by subsection 10(i) above.

         11. Certificate of Incorporation; By-Laws; Restrictions on Other Agreements; No Circumvention; etc.
         Each Stockholder shall vote his shares of Common Stock, at any regular or special meeting of stockholders of the Company or in any written consent executed in lieu of such a meeting of stockholders, and shall take all other actions necessary to ensure that the certificate of incorporation and by-laws of the Company do not, at any time, conflict with the provisions of this Agreement. No Stockholder may do indirectly, that which he is not permitted to do by this Agreement. In the event that any stock or other securities are issued in respect of, in exchange for, or in substitution of, any shares of Common Stock by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spinoff, partial or complete liquidation, stock dividend, stock split or revere stock split, sale of assets, distribution to stockholders or combinations of the shares of Common Stock or any other change in the Company's capital structure, such capital stock or other securities shall be deemed subject to this Agreement, and appropriate adjustments shall be made in the percentages specified in this Agreement and as otherwise may be necessary to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties.

         12.      Participation in Underwritten Registrations.
         No Stockholder may participate in any underwritten registration hereunder unless such Stockholder (i) agrees to sell such Stockholder's securities on the basis provided in any underwriting arrangements approved by the Stockholders entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements or this Agreement.

         13.      Termination.
         This Agreement shall terminate on the earlier of: (i) ten (10) years from the date of this Agreement or (ii) the date on which neither Kassel, Goodman nor Franzone own any Common Stock.

         14.      Binding Effect.
         The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, legal representatives, and successors.

         15.      Notices.

         Notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed duly given when delivered personally or sent by mail (certified or registered mail, postage prepaid, return receipt requested), as follows:

                  If to David L. Kassel:
                  145 West 67th Street, Apt. 40D
                  New York, New York  10023

                  If to Harry Goodman:
                  24 Ardsley Place
                  Rockville Centre, New York  11570

                  If to Andrew Franzone:
                  Box 651, Strathmore Court
                  Remsenburg, New York 11960

                  If to International Plastic Technologies, Inc.:
                  320 Broadhollow Road
                  Farmingdale, New York  11735

                  With a copy to:

                  Koerner Silberberg & Weiner, LLP
                  112 Madison Avenue, Third Floor
                  New York, New York  10016
                  Attention:  Carl Seldin Koerner, Esq.

or at such other address as such party shall have furnished to the other parties in writing.

         16.      Entire Agreement; Amendments.
         This Agreement embodies the entire agreement and understanding between the Parties relating to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, discharged or terminated without an instrument in writing signed by the Company and each of the Stockholders at the time owning shares of Common Stock.

         17.      Governing Law.
         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware regardless of the law that might be applied under principles of conflicts of law.

         18.      Headings.
         All headings are inserted herein for convenience only and do not form a part of this Agreement.

         19.      Counterparts.
         This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered on the date first above written.

                                            INTERNATIONAL PLASTIC TECHNOLOGIES,
                                              INC.

                                            By: /s/ Andrew Franzone
                                               ------------------------------
                                               Andrew Franzone, President

                                             /s/ David L. Kassel
                                            ------------------------------
                                            David L. Kassel

                                             /s/ Harry Goodman
                                            ------------------------------
                                            Harry Goodman

                                             /s/ Andrew Franzone
                                            ------------------------------
                                            Andrew Franzone